Exhibit 10.22
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
          This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 25, 2010 is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), and as Swing Line Lender and an L/C Issuer, those existing Lenders under such Credit Agreement party hereto, and each of the Subsidiary Guarantors (as defined in the Credit Agreement) signatory hereto.
W I T N E S S E T H:
          WHEREAS, the Company, Bank of America, as Administrative Agent, Swing Line Lender and an L/C Issuer, Wells Fargo Bank, National Association, as an L/C Issuer, and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of January 15, 2010 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Company a revolving credit facility, including a letter of credit facility and a revolving swing line facility; and
          WHEREAS, each of the Subsidiary Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of (a) the obligations of the Company and other Loan Parties under the Credit Agreement and the other Loan Documents and (b) certain other Obligations; and
          WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into the Security Agreement, the Pledge Agreement and other Security Instruments, securing the Obligations under the Credit Agreement and other Loan Documents and certain other Obligations; and
          WHEREAS, the Company has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement to, among other things, (i) clarify the delivery requirements for certain financing statements, certificates and other information, (ii) clarify certain provisions relating to Indebtedness permitted by Section 7.03, (iii) clarify the calculation of the Consolidated Total Debt to EBITDA Ratio set forth in Exhibit F (the Compliance Certificate) and (iv) make certain typographical corrections, in each case as more particularly set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;
          NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.      Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
          (a)     The following definition of “Eligible Used Vehicle Inventory” is added to Section 1.02 of the Credit Agreement in the appropriate alphabetical order therein:
            ““Eligible Used Vehicle Inventory” has the meaning specified for such term in the Floorplan Credit Agreement.”.
          (b)      The definition of “Permitted Indenture Refinancing Indebtedness” is amended by deleting the phrase “provided, that (i) the amount of such Indebtedness is not increased at the time of such refinancing, replacement, refunding, renewal or extension” and inserting the following phrase in lieu thereof:
            “provided, that (i) the amount of such Indebtedness is not increased at the time of such refinancing, replacement, refunding, renewal or extension (other than for the reasonable fees, premiums or transaction costs incurred in connection with any such refinancing, replacement, refunding, renewal or extension),”.
          (c)      Section 6.01 of the Credit Agreement is amended, so that, as amended, such section shall read as follows:
            “6.01 Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:
            (a)      as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company (or if earlier, fifteen (15) days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)):
                     (i)      an audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, setting forth in comparative form the figures for the previous fiscal year, in reasonable detail and prepared in accordance with GAAP;
                      (ii)      a consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender (including for such consolidating balance sheet, a separate line item for used vehicle inventory for such Subsidiary groups, or in the case of New Vehicle Borrowers (other than Dual Subsidiaries) Eligible Used Vehicle Inventory of such New Vehicle Borrowers), in each case prior to intercompany eliminations (and, upon request of the Administrative Agent, setting forth in comparative form the figures for the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP;
                      (iii)      the related audited consolidated statement of income or operations for such fiscal year setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;

                      (iv)      the related consolidating statements of income or operations for such fiscal year with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender, in each case prior to intercompany eliminations (and, upon request of the Administrative Agent, setting forth in comparative form the figures for the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP; and
                      (v)      the related audited consolidated statements of stockholders’ equity and cash flows for such fiscal year setting forth in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;
such consolidated financial statements to be audited and accompanied by (i) a report and opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Required Lenders as to whether such financial statements are free of material misstatement, which report and opinion shall be prepared in accordance with audit standards of the Public Company Accounting Oversight Board and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit or with respect to the absence of material misstatement; and (ii) (A) management’s assessment of the effectiveness of the Company’s internal controls over financial reporting as of the end of such fiscal year of the Company as required in accordance with Item 308 of SEC Regulation S-K expressing a conclusion which contains no statement that there is a material weakness in such internal controls, except for such material weaknesses as to which the Required Lenders do not object, and (B) an attestation report of such Registered Public Accounting Firm on management’s assessment of, and the opinion of the Registered Public Accounting Firm independently assessing the effectiveness of, the Company’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2 and Section 404 of Sarbanes-Oxley and expressing a conclusion which contains no statement that there is a material weakness in such internal controls, except for such material weakness as to which the Required Lenders do not object, and such consolidating statements to be certified by a Responsible Officer of the Company to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Company and its Subsidiaries;
          (b)      (i) as soon as available, but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Company (or if earlier, five days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)):
                              (A)      an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, setting forth in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year, in reasonable detail and prepared in accordance with GAAP;

                              (B)      a consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender (including for such consolidating balance sheet, a separate line item for used vehicle inventory for such Subsidiary groups, or in the case of New Vehicle Borrowers (other than Dual Subsidiaries) Eligible Used Vehicle Inventory of such New Vehicle Borrowers), in each case prior to intercompany eliminations (and, upon the request of the Administrative Agent, setting forth in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP;
                              (C)      the related unaudited consolidated statement of income or operations for such fiscal quarter (and the portion of the Company’s fiscal year then ended) setting forth in each case in comparative form the figures for the corresponding fiscal quarter (and portion) of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;
                              (D)      the related consolidating statements of income or operations for such fiscal quarter (and the portion of the Company’s fiscal year then ended) with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender, in each case prior to intercompany eliminations (and, upon the request of the Administrative Agent, setting forth in comparative form the figures for the corresponding fiscal quarter (and portion) of the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP; and
                              (E)      the related unaudited consolidated statements of stockholders’ equity and cash flows for such fiscal quarter (and the portion of the Company’s fiscal year then ended) setting forth in comparative form the figures for the corresponding fiscal quarter (and portion) of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;
such consolidated and consolidating financial statements described in this Section 6.01(b)(i) to be unaudited and certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;
          (ii)      as soon as available, but in any event within thirty (30) days after the end of each calendar month (including December, but excluding the last month of the fiscal quarter periods described in Section 6.01(b)(i)) of each fiscal year of the Company (or if earlier than such 30th day, five days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)):
                              (A)      an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such calendar month, setting forth in comparative form the figures for the corresponding calendar month of the previous fiscal year, in reasonable detail and prepared in accordance with GAAP;
                              (B)      a consolidating balance sheet of the Company and its Subsidiaries as at the end of such calendar month, with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender (including for such consolidating balance sheet, a separate line item for used vehicle inventory for such Subsidiary groups, or in the case of New Vehicle Borrowers (other than Dual Subsidiaries) Eligible Used Vehicle Inventory of such New Vehicle Borrowers), in each case prior to intercompany eliminations (and, upon the request of the Administrative Agent, setting forth in comparative form the figures for the corresponding calendar month of the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP;
                              (C)      the related unaudited consolidated statement of income or operations for such calendar month (and the portion of the Company’s fiscal year then ended) setting forth in each case in comparative form the figures for the corresponding calendar month (and portion) of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;
                              (D)      the related consolidating statements of income or operations for such calendar month (and the portion of the Company’s fiscal year then ended) with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender, in each case prior to intercompany eliminations (and, upon the request of the Administrative Agent, setting forth in comparative form the figures for the corresponding calendar month (and portion) of the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP; and
                              (E)      the related unaudited consolidated statements of stockholders’ equity and cash flows for such calendar month (and the portion of the Company’s fiscal year then ended) setting forth in comparative form the figures for the corresponding calendar month (and portion) of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;
such consolidated and consolidating financial statements described in this Section 6.01(b)(ii) to be unaudited and certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.
          As to any information contained in materials furnished pursuant to Section 6.02(g), the Company shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in clauses (a) and (b) above at the times specified therein.”.

          (d)      Section 6.02(a)(i) of the Credit Agreement is hereby amended by deleting the reference to “Section 6.01(b) (with respect to the last month of each fiscal quarter)” in the second line thereof and replacing it with a reference to “Section 6.01(b)(i)”.
          (e)      Section 6.02(a)(ii) of the Credit Agreement is hereby amended by deleting the reference to “Section 6.01(b) (with respect to each month other than the last month of a fiscal quarter)” in the first line thereof and replacing it with a reference to “Section 6.01(b)(ii) (with respect to each January, February, April, May, July, August, October and November)”.
          (f)      Section 6.02(b) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:
“(b)      concurrently with (and in no event later than the time required for) the delivery of the financial statements referred to in Sections 6.01(a) and (b) (other than with respect to the monthly December financial statements required to be delivered by Section 6.01(b)(ii)), a duly completed Revolving Borrowing Base Certificate as of the end of the respective fiscal year, fiscal quarter or calendar month, signed by a Responsible Officer of the Company; provided that, if any Event of Default shall have occurred and be continuing, the Company shall deliver such Revolving Borrowing Base Certificates, each signed by a Responsible Officer of the Company, at any other time requested by the Administrative Agent.”.
          (g)      Section 7.03(h) of the Credit Agreement is hereby amended by deleting the phrase “less the aggregate principal amount of all 2002-4.25% Indenture Indebtedness that is prepaid as permitted hereunder,” and inserting the following phrase in lieu thereof:
“plus the reasonable fees, premiums or transaction costs incurred in connection with any such Permitted Indenture Refinancing Indebtedness, less the aggregate principal amount of all 2002-4.25% Indenture Indebtedness and the related Permitted Indenture Refinancing Indebtedness that is prepaid as permitted hereunder (other than with proceeds from any Permitted Indenture Refinancing Indebtedness),”.
          (h)      Section 7.03(i) of the Credit Agreement is hereby amended by deleting the phrase “less the aggregate principal amount of all 2003-8.625% Indenture Indebtedness that is prepaid as permitted hereunder,” and inserting the following phrase in lieu thereof:
“plus the reasonable fees, premiums or transaction costs incurred in connection with any such Permitted Indenture Refinancing Indebtedness, less the aggregate principal amount of all 2003-8.625% Indenture Indebtedness and the related Permitted Indenture Refinancing Indebtedness that is prepaid as permitted hereunder (other than with proceeds from any Permitted Indenture Refinancing Indebtedness),”.
          (i)      Section 7.03(j) of the Credit Agreement is hereby amended by deleting the phrase “less the aggregate principal amount of all 2003-8.625% Indenture Indebtedness that is prepaid as permitted hereunder,” and inserting the following phrase in lieu thereof:

“plus the reasonable fees, premiums or transaction costs incurred in connection with any such Permitted Indenture Refinancing Indebtedness, less the aggregate principal amount of all 2009-5.0% Indenture Indebtedness and the related Permitted Indenture Refinancing Indebtedness that is prepaid as permitted hereunder (other than with proceeds from any Permitted Indenture Refinancing Indebtedness),”.
          (j)      Article IV of Exhibit F of the Credit Agreement is hereby amended so that, as amended, such Article shall read as follows:
     “IV. Consolidated Total Debt to EBITDA Ratio.

A.	Consolidated Total Outstanding Indebtedness (including any such Indebtedness that would otherwise be deemed to be equity solely because of the effect of FASB 14-1, which such Indebtedness is in the amount of $ as of the Statement Date):	$

B.	Indebtedness under the New Vehicle Floorplan Facility:	$

C.	Permitted Silo Indebtedness for New Vehicle inventory:	$

D.	Temporary Additional Indebtedness as of Statement Date:	$

E.	Consolidated Total Debt numerator at Statement Date (Line IV.A. – B – C. – D.):	$

F.	Consolidated EBITDA for Subject Period (Line III.B.3.):	$

G.	Consolidated Total Debt to EBITDA Ratio (Line IV.E. ÷ Line IV.F.):		to 1”.
          2.      Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement herein provided shall become effective upon satisfaction of the following conditions precedent:
          (a)     the Administrative Agent shall have received:
(i)	counterparts of this Amendment, duly executed by the Company, the other Loan Parties, the Administrative Agent and Lenders which constitute Required Lenders;

(ii)
such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent, the Swing Line Lender, any L/C Issuer or any Lender shall reasonably request; and

          (b)     all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) to the extent invoiced on or prior to the date hereof shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

          3.      Consent of the Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty to which such Subsidiary Guarantor is a party (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms.
          4.      Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company and each Subsidiary Guarantor each represents and warrants to the Administrative Agent and the Lenders as follows:
          (a)      The representations and warranties made by the Company and each Subsidiary Guarantor in Article V of the Credit Agreement and in each of the other Loan Documents to which such Person is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and except that, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
          (b)      The Persons appearing as Subsidiary Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Subsidiary Guaranty as a Subsidiary Guarantor;
          (c)      This Amendment has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
          (d)      No Default or Event of Default has occurred and is continuing.
          5.      Entire Agreement. This Amendment and all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

          6.      Full Force and Effect of Loan Documents. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
          7.      Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
          8.      Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
          9.      Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
          10.      References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time.
          11.      Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Administrative Agent, each of the Subsidiary Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
COMPANY:
SONIC AUTOMOTIVE, INC., as the Borrower

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:        Vice Chairman and Chief Financial Officer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SUBSIDIARY GUARANTORS:
ARNGAR, INC.
AUTOBAHN, INC.
AVALON FORD, INC.
CORNERSTONE ACCEPTANCE CORPORATION
FAA AUTO FACTORY, INC.
FAA BEVERLY HILLS, INC.
FAA CAPITOL N, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA DUBLIN N, INC.
FAA DUBLIN VWD, INC.
FAA HOLDING CORP.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA POWAY T, INC.
FAA SAN BRUNO, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FAA STEVENS CREEK, INC.
FAA TORRANCE CPJ, INC.
FIRSTAMERICA AUTOMOTIVE, INC.
FORT MILL FORD, INC.
FORT MYERS COLLISION CENTER, LLC
FRANCISCAN MOTORS, INC.
FRONTIER OLDSMOBILE-CADILLAC, INC.
KRAMER MOTORS INCORPORATED
L DEALERSHIP GROUP, INC.
MARCUS DAVID CORPORATION
MASSEY CADILLAC, INC.
ONTARIO L, LLC
SAI AL HC1, INC.
SAI AL HC2, INC.
SAI ANN ARBOR IMPORTS, LLC

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:         Vice President and Treasurer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SAI ATLANTA B, LLC
SAI BROKEN ARROW C, LLC
SAI CHARLOTTE M, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FL HC2, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC6, INC.
SAI FL HC7, INC.
SAI FORT MYERS B, LLC
SAI FORT MYERS H, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI IRONDALE IMPORTS, LLC
SAI LONG BEACH B, INC.
SAI MD HC1, INC.
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI OK HC1, INC.
SAI OKLAHOMA CITY C, LLC
SAI OKLAHOMA CITY H, LLC
SAI ORLANDO CS, LLC
SAI RIVERSIDE C, LLC
SAI ROCKVILLE IMPORTS, LLC
SAI TN HC1, LLC
SAI TN HC2, LLC
SAI TN HC3, LLC
SAI TULSA N, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – 2185 CHAPMAN RD., CHATTANOOGA,
   LLC
SONIC – CALABASAS V, INC.
SONIC – CARSON F, INC.

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:         Vice President and Treasurer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SONIC – COAST CADILLAC, INC.
SONIC – DENVER T, INC.
SONIC – DOWNEY CADILLAC, INC.
SONIC – HARBOR CITY H, INC.
SONIC – LAS VEGAS C EAST, LLC
SONIC – LAS VEGAS C WEST, LLC
SONIC – LLOYD NISSAN, INC.
SONIC – LLOYD PONTIAC — CADILLAC, INC.
SONIC – LONE TREE CADILLAC, INC.
SONIC – LS, LLC
SONIC – MANHATTAN FAIRFAX, INC.
SONIC – MASSEY CHEVROLET, INC.
SONIC – NEWSOME CHEVROLET WORLD, INC.
SONIC – NEWSOME OF FLORENCE, INC.
SONIC – SANFORD CADILLAC, INC.
SONIC – SHOTTENKIRK, INC.
SONIC – STEVENS CREEK B, INC.
SONIC – WILLIAMS CADILLAC, INC.
SONIC AGENCY, INC.
SONIC AUTOMOTIVE – 1720 MASON AVE., DB,
   INC.
SONIC AUTOMOTIVE – 1720 MASON AVE., DB,
   LLC
SONIC AUTOMOTIVE – 6008 N. DALE MABRY,
   FL, INC.
SONIC AUTOMOTIVE – 9103 E. INDEPENDENCE,
   NC, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD.,
   GREENVILLE, INC.
SONIC AUTOMOTIVE 5260 PEACHTREE
   INDUSTRIAL BLVD., LLC
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC AUTOMOTIVE-3700 WEST BROAD
   STREET, COLUMBUS, INC.

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SONIC AUTOMOTIVE-4000 WEST BROAD
   STREET, COLUMBUS, INC.
SONIC CALABASAS M, INC.
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC FREMONT, INC.
SONIC OF TEXAS, INC.
SONIC RESOURCES, INC.
SONIC SANTA MONICA M, INC.
SONIC SANTA MONICA S, INC.
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC WALNUT CREEK M, INC.
SONIC WILSHIRE CADILLAC, INC.
SONIC – BUENA PARK H, INC.
SONIC – CALABASAS A, INC.
SONIC – CAPITOL CADILLAC, INC.
SONIC – CAPITOL IMPORTS, INC.
SONIC – CARSON LM, INC.
SONIC – PLYMOUTH CADILLAC, INC.
SONIC – SATURN OF SILICON VALLEY, INC.
SONIC – VOLVO LV, LLC
SONIC – WEST COVINA T, INC.
SRE ALABAMA – 2, LLC
SRE ALABAMA-5, LLC
SRE CALIFORNIA – 1, LLC
SRE CALIFORNIA – 2, LLC
SRE CALIFORNIA – 4, LLC
SRE COLORADO – 1, LLC
SRE FLORIDA – 1, LLC
SRE FLORIDA – 2, LLC
SRE HOLDING, LLC
SRE NORTH CAROLINA – 2, LLC
SRE OKLAHOMA-1, LLC
SRE OKLAHOMA-2, LLC
SRE OKLAHOMA-5, LLC
SRE SOUTH CAROLINA – 3, LLC
SRE SOUTH CAROLINA – 4, LLC
SRE TENNESSEE-4, LLC
SRE VIRGINIA – 1, LLC

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SREALESTATE ARIZONA – 2, LLC
SREALESTATE ARIZONA – 3, LLC
STEVENS CREEK CADILLAC, INC.
TOWN AND COUNTRY FORD, INCORPORATED
VILLAGE IMPORTED CARS, INC.
WINDWARD, INC.

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

SAI GA HC1, LP
SONIC PEACHTREE INDUSTRIAL BLVD., L.P.
SONIC – STONE MOUNTAIN T, L.P.
By:  SAI GEORGIA, LLC, as Sole General Partner
By:  SONIC AUTOMOTIVE OF NEVADA,
INC., as Sole Member

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

SONIC – LS CHEVROLET, L.P.
By: SONIC – LS, LLC, as Sole General Partner

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

PHILPOTT MOTORS, LTD.
SONIC – CADILLAC D, L.P.
SONIC – CAMP FORD, L.P.
SONIC – CARROLLTON V, L.P.
SONIC – FORT WORTH T, L.P.
SONIC – FRANK PARRA AUTOPLEX, L.P.
SONIC – HOUSTON V, L.P.
SONIC – LUTE RILEY, L.P.
SONIC – MESQUITE HYUNDAI, L.P.
SONIC – RICHARDSON F, L.P.
SONIC – UNIVERSITY PARK A, L.P.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE – 4701 I-10 EAST, TX, L.P.
SONIC AUTOMOTIVE OF TEXAS, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM B, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC-CLEAR LAKE VOLKSWAGEN, L.P.
SONIC-JERSEY VILLAGE VOLKSWAGEN, L.P.
SRE TEXAS – 1, L.P.
SRE TEXAS – 2, L.P.
SRE TEXAS – 3, L.P.
SRE TEXAS – 4, L.P.
SRE TEXAS – 5, L.P.
SRE TEXAS – 6, L.P.
SRE TEXAS – 7, L.P.
SRE TEXAS – 8, L.P.
By: SONIC OF TEXAS, INC., as Sole General Partner

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SAI CLEARWATER T, LLC
By:   SAI FL HC2, INC., as Sole Member

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

SAI COLUMBUS T, LLC
By: SONIC AUTOMOTIVE, INC., as Sole Member

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

SAI GEORGIA LLC
By:  SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

SAI IRONDALE L, LLC
By:   SAI AL HC2, INC., as Sole Member

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

SAI OKLAHOMA CITY T, LLC
SAI TULSA T, LLC
By:  SAI OK HC1, INC., as Sole Member

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SAI ROCKVILLE L, LLC
By:   SAI MD HC1, INC., as Sole Member

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SONIC FINANCIAL CORPORATION:
SONIC FINANCIAL CORPORATION

By: /s/ WILLIAM R. BROOKS

Name: William R. Brooks

Title: Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ ANNE M. ZESCHKE

Name:   Anne M. Zeschke

Title:  Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

LENDERS:
BANK OF AMERICA, N.A., as a Lender, Swing Line Lender
and L/C Issuer

By:    /s/ M. PATRICIA KAY

Name:   M. Patricia Kay

Title:  Senior Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

DCFS USA LLC, as a Lender

By:    /s/ MICHELE NOWAK

Name:   Michele Nowak

Title:  Credit Director, National Accounts

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BMW FINANCIAL SERVICES NA, LLC, as a Lender

By: /s/ SCOTT BARGAR

Name: Scott Bargar

Title: Commercial Finance, Credit Manager, BMW Group

Financial Services

By: /s/ PATRICK SULLIVAN

Name: Patrick Sullivan

Title: GM, Commercial Finance, BMW Group Financial

Services

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

TOYOTA MOTOR CREDIT CORPORATION, as a Lender
By: /s/ MARK DOI

Name: Mark Doi

Title: National Dealer Credit Manager

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A., as Syndication Agent and
as a Lender
By: /s/ JEFFREY G. CALDER

Name: Jeffrey Calder

Title: Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a
Lender
By: /s/ MICHAEL R. BURKITT

Name: Michael R. Burkitt

Title: Senior Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

COMERICA BANK, as a Lender
By: /s/ BILL SHOPE

Name: Bill Shope

Title: VP Portfolio Management

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

WORLD OMNI FINANCIAL CORP., as a Lender
By: /s/ DAVID R. GARBARZ

Name: David M. Garbarz

Title: SVP

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page